UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                          ARC WIRELESS SOLUTIONS, INC.
                (Name of Registrant as Specified in its Charter)

                        ---------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
     (1)  Title of each class of securities to which the transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of the transaction: Total proposed maximum aggregate value of the transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form Schedule or Registration No.:
     (3)  Filing Party:
     (4)  Date Filed:

                          ARC WIRELESS SOLUTIONS, INC.
                             10601 West 48th Avenue
                            I-70 Frontage Road North
                        Wheat Ridge, Colorado 80033-2660
                                 (303) 421-4063

                          NOTICE OF RECONVENED DATE OF
                  ANNUAL MEETING OF SHAREHOLDERS AND AMENDMENT
                          TO PROXY STATEMENT MATERIALS
                          to be held December 16, 2008

     The attached Amendment No. 1 to Proxy Statement on Schedule 14A amends the Proxy Statement filed with the Securities and Exchange Commission on October 3, 2008 (the "October Proxy Statement") by ARC Wireless Solutions, Inc., a Utah corporation (the "Company") in connection with its Annual Meeting of Shareholders (the "Annual Meeting"), which was convened on November 5, 2008 (the "November Meeting").

     At the time of the November Meeting, the Company had received a sufficient number of shareholder votes to approve all of the proposals presented in the October Proxy Statement. However, shortly before that meeting, the Company was informed that a majority of the nominees would be withdrawing from serving on the Board of Directors (the "Board"). As a result, the Board recommended that the November Meeting be adjourned until November 19, 2008 before any substantive business was conducted. The Company's shareholders approved the motion to reconvene the adjourned meeting until November 19, 2008. When the Annual Meeting was reconvened on November 19, 2008, it was immediately adjourned until 10:00 a.m. (Denver time) on December 16, 2008.

     On November 12, 2008, four of the incumbent directors (who also had been nominees for election at the November Meeting) resigned from the Board, and the Board appointed two new directors, leaving a total of three directors on the Board, including the two newly appointed directors. The Board also has nominated these three directors for election at the reconvened Annual Meeting. As a result of these changes, the Company has decided to distribute this Amended Proxy Statement to provide shareholders information regarding the background and experience of the new nominees and also to provide the opportunity to vote for or against their election to the Board. The Company filed this Amended Proxy Statement with the SEC on November 19, 2008, and mailed it to the Company's shareholders on or about November 26, 2008.

     The reconvened Annual Meeting will be held at 10:00 a.m. (Denver time) on December 16, 2008 at the Company's headquarters, located at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660 for the following purposes, as set forth in this Amended Proxy Statement:

     1.   To elect a Board of Directors consisting of three directors;

     2. To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of HEIN + Associates LLP to serve as our certified independent accountants for the year ending December 31, 2008; and

     3. To transact any other business that properly may come before the Annual Meeting.

     Only the shareholders of record as shown on the transfer books at the close of business on September 29, 2008 are entitled to notice of, and to vote at, the Annual Meeting.

     All shareholders, regardless of whether they completed the form of proxy distributed with the October Proxy Statement, and regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope. The person executing the proxy may revoke it by filing with the Chief Executive Officer of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE RECONVENED ANNUAL MEETING.


                                                   By the Board of Directors:

Wheat Ridge, Colorado                              Jason Young
November 26, 2008                                  Chief Executive Officer

                                     AMENDED
                                 PROXY STATEMENT

                          ARC WIRELESS SOLUTIONS, INC.
                             10601 West 48th Avenue
                            I-70 Frontage Road North
                        Wheat Ridge, Colorado 80033-2660
                                 (303) 421-4063

                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                December 16, 2008


                    SOLICITATION AND REVOCABILITY OF PROXIES

                              --------------------

                          AMENDMENT TO PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of ARC Wireless Solutions, Inc., a Utah corporation (the "Company"), to be voted at the reconvened Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. (Denver, Colorado time) on December 16, 2008 at the offices of the Company, or at any adjournment or postponement of the meeting. We anticipate that this Proxy Statement and the accompanying form of proxy will be first mailed or given to shareholders on or about November 26, 2008.

     The Annual Meeting was convened on November 5, 2008 (the "November Meeting"). At the time of the November Meeting, the Company had received a sufficient number of shareholder votes to approve all of the proposals presented in the Proxy Statement originally distributed in connection with the November Meeting. However, shortly before that meeting, the Company was informed that a majority of the nominees would be withdrawing from serving on the Board of Directors (the "Board"). As a result, the Board recommended that the November Meeting be adjourned until November 19, 2008 before any substantive business was conducted. The Company's shareholders approved the motion to reconvene the adjourned meeting until November 19, 2008. When the Annual Meeting was reconvened on November 19, 2008, it was immediately adjourned until 10:00 a.m. (Denver time) on December 16, 2008.

     On November 12, 2008, four of the incumbent directors (who also had been nominees for election at the November Meeting) resigned from the Board, and the Board appointed two new directors, leaving a total of three directors on the Board, including the two newly appointed directors. The Board also has nominated these three directors for election at the reconvened Annual Meeting. As a result of these changes, the Company has decided to distribute this Amended Proxy Statement to provide shareholders information regarding the background and experience of the new nominees and also to provide the opportunity to vote for or against their election to the Board.

     The shares represented by all proxies that are properly executed and submitted will be voted at the reconvened December 16, 2008 Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted: (i) FOR each of the three nominees for director whose names are set forth on the proxy card; (ii) FOR the ratification of the selection of HEIN + Associates LLP as our independent certified accountants for the year ending December 31, 2008; and
(iii) FOR any other business that properly may come before the Annual Meeting.

     A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Chief Executive Officer, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned. Shareholders do not have dissenters' rights of appraisal for any action proposed to be taken at the Annual Meeting.

     The solicitation of proxies by the Company is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

               THE ANNUAL MEETING OF ARC WIRELESS SOLUTIONS, INC.

Time, Place and Date

     The reconvened Annual Meeting will be held on December 16, 2008, starting at 10:00 a.m. local time, at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660.

Purpose

     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal (i) to elect a Board of Directors consisting of three directors; (ii) to ratify the selection of HEIN + Associates LLP to serve as the Company's certified independent accountants for the year ending December 31, 2008; and (iii) to transact any other business that properly may come before the Annual Meeting.

                                VOTING SECURITIES

     The close of business on September 29, 2008 was established as the record date for the determination of holders of record of the Company's common stock, $.0005 par value per share (the "Common Stock"), entitled to notice of and to vote at the Annual Meeting. On the record date, 3,090,838 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting. Each share, unless otherwise set forth herein, is entitled to one vote. A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.

     Pursuant to the Company's bylaws and Section 16-10a-725 of the Utah Revised Business Corporation Act, the quorum that was established at the November Meeting is deemed to exist for the reconvened December 16, 2008 portion of the Annual Meeting.

     Although the Company had obtained a sufficient number of shareholder votes to approve all of the proposals presented in the Proxy Statement that the Company filed with the SEC and mailed to stockholders in early October 2008, because of the changes in the Board nominees to be voted upon, the Company is soliciting shareholder votes for the proposals set forth in this Amended Proxy Statement. If sufficient votes for approval of the matters to be considered at the December 16, 2008 portion of the Annual Meeting have not been received prior to December 16, 2008, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Amended Proxy Statement with respect to the December 16, 2008 portion of the Annual Meeting.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by an inspector of election. Shares of stock present in person or represented by proxy, including abstentions (shares that do not vote with respect to one or more of the matters presented for shareholder approval), and broker "non-votes," are counted as present and entitled to vote for purposes of determining whether a quorum exists at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original Annual Meeting.

     In the election for directors (the "Election of Directors Proposal"), the three director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors. In addition, a plurality of the votes present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of the Company's independent auditors (the "Independent Auditor Proposal").

     Only votes "FOR" or "AGAINST" the Election of Directors Proposal and the Independent Auditor Proposal will affect the outcome. Abstentions are not counted for purposes of the Election of Directors Proposal or the Independent Auditor Proposal.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

     Common Stock not outstanding that is subject to options or other convertible securities or rights is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or other convertible securities or rights, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

     The following table summarizes certain information as of November 26, 2008, except as noted below, with respect to the beneficial ownership of our Common Stock by each director, by all executive officers and directors as a group, and by each other person known by us to be the beneficial owner of more than five percent of our common stock. As of November 26, 2008, 3,090,838 shares of our Common Stock were issued and outstanding.

                                             Number of Shares           Percent
Name and Address of Beneficial Owner       Beneficially Owned (1)       of Class
------------------------------------       ----------------------       --------

Viktor Nemeth                                       0
ARC Wireless Solutions, Inc.                                              *
10601 West 48th Ave.
Wheat Ridge, CO  80033

Marco Vega                                          0
ARC Wireless Solutions, Inc.                                              *
10601 West 48th Ave.
Wheat Ridge, CO  80033

Jason Young                                   849,369(2)(8)               27.48%
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

Steve C. Olson                                  9,751 (3)                 *
ARC Wireless Solutions, Inc.
10601 West 48th Ave.
Wheat Ridge, CO  80033

All officers and directors as a group     859,120 (2)(3)(8)(9)            27.48%
(four persons)

                                             Number of Shares           Percent
Name and Address of Beneficial Owner       Beneficially Owned (1)       of Class
------------------------------------       ----------------------       --------

Brean Murray Carret Group, Inc.              429,532 (4) (8)              13.9%
40 West 57th Street, 20th Floor
New York, NY  10019

Hassan Nemazee                               419,837 (5) (9)              13.58%
40 West 57th Street, 20th Floor
New York, NY  10019

Randall P. Marx                                167,165 (6)                5.4%
1207 St. Andrews Drive
Edmond, OK 73003

Paul J. Rini                                   358,841 (7)                11.62%
7376 Johnnycake Rd
Mentor, Ohio 44060


* Less than one percent.

(1) "Beneficial ownership" is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Consists of 429,532 shares beneficially owned by the Brean Murray Carret Group, Inc., and 419,837 shares beneficially owned by Hassan Nemazee as reported as of November 3, 2008. Mr. Young shares voting and investment power over the shares beneficially owned by the Brean Murray Carret Group, Inc. and Mr. Nemazee.

(3) Consists of 1,751 shares in Mr. Olson's ARC Wireless 401(k) account and options to purchase 8,000 shares at $5.41 per share until September 21, 2017, granted under the 2007 Stock Incentive Plan which are currently exercisable.

(4) Consists of 429,532 shares beneficially owned by the Brean Murray Carret Group, Inc. ("Brean"). Mr. Young, the Company's Chief Executive Officer and Chairman of the Board, serves as a representative of Brean and he holds voting and investment power over these shares.

(5) Consists of 242,134 shares owned by Mr. Nemazee individually, 173,653 shares owned by NCC Limited, 2,950 shares held by Telnem Holdings LLC and 1,100 shares held by Nemazee Capital Corporation. Mr. Nemazee is the sole shareholder, sole director and sole officer of each of NCC Limited and Nemazee Capital Corporation, and the sole managing member of Telnem Holdings LLC. Mr. Young, the Company's Chief Executive Officer and Chairman of the Board, serves as a representative of Mr. Nemazee and he holds voting and investment power over these shares.

(6) Includes 163,816 shares directly held by Randy Marx, the Company's former Chief Executive Officer and Chairman of the Board, 1,980 shares in his ARC Wireless 401(k) account, 800 shares held by his spouse's IRA and 570 shares owned beneficially through a 50% ownership of an LLC. This does not include 2,170 shares owned by the Harold and Theora Marx Living Trust, of which Mr. Marx's father is the trustee, as Mr. Marx disclaims beneficial ownership of these shares. This also does not include 3,100 shares owned by Warren E. Spencer Living Trust, of which Mr. Marx's mother-in-law is trustee, as Mr. Marx disclaims beneficial ownership of these shares.

(7)  Consists of shares owned by Mr. Paul J. Rini as reported on October 10,
     2008.

(8) The shares owned by the Brean Murray Carret Group, Inc. ("Brean") are included three times in the table. In addition to being shown as owned by Brean, these shares are included as being beneficially owned by Jason Young and by all officers and directors as a group.

(9) The shares owned by Hassan Nemazee are included three times in the table. In addition to being shown as owned by Mr. Nemazee, these shares are included as being beneficially owned by Jason Young and by all officers and directors as a group.


                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three directors to serve as our Board of Directors. Each director will be elected to hold office until the next annual meeting of shareholders. The affirmative vote of a plurality of the shares represented at the meeting is required to elect each director.
Cumulative voting is not permitted in the election of directors. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him or her as there are directors to be elected and for whose election he or she has the right to vote.
As a result, a shareholder may vote all of his or her shares for each nominee, but may not cumulate the votes to vote more than the total number of shares owned for any one nominee. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as the Board's nominees for directors. Each of the nominees currently is a director of the Company.

     Each of the nominees has consented to be named in this Proxy Statement and to serve on the Board of Directors if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept his nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his position(s) and office(s) with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, see
"Executive Compensation," "Security Ownership of Certain Beneficial Owners and
Management," and "Certain Transactions with Management and Principal
Shareholders."

                                                             Expiration of          Initial Date
    Name          Age     Position with the Company         Term as Director        as Director
    ----          ---     -------------------------         ----------------        -----------

Viktor Nemeth     33      Director                         Next Annual Meeting    Appointed to the
                          Audit Committee Member                                   Board: November
                          Compensation Committee Member                                 2008

Marco Vega        39      Director                         Next Annual Meeting    Appointed to the
                                                                                   Board: November
                                                                                        2008

Jason Young       30      Chief Executive Officer          Next Annual Meeting    Appointed to the
                          Chairman of the Board                                    Board: October
                                                                                        2008

     Viktor Nemeth. Mr. Nemeth became a Director in November 2008, and he currently serves on the Company's Audit Committee and the Company's Compensation
Committee. Between January 2008 and October 2008, Mr. Nemeth served as the Chief
Revenue Officer of Bid4Spots.com, Inc., an entity that hosts weekly online auctions of radio airtime to allow advertisers and broadcasters to transact unsold airtime. From March 2000 through December 2007, Mr. Nemeth worked for
Yahoo Inc. and predecessor companies Overture Services and GoTo.com in a variety of corporate development, business development, and sales & marketing roles. Mr.
Nemeth holds a BA in Business-Economics with a Minor in Accounting from UCLA.

                                       6

     Marco Vega. Mr. Vega became a Director in November 2008. Since March 2003, Mr. Vega has been the Chief Operating Officer of Carret Asset Management, LLC, where he is responsible for the accounting, operations and compliance functions of the SEC registered investment advisor. Mr. Vega formerly served as the President of Carret Securities LLC, and he now serves on the Board of Advisors to Brean Murray Carret & Co., LLC, a boutique investment bank. Mr. Vega frequently serves in active management-or director-level roles. Because of his employment by Carret Asset Management, LLC, which is under common control with the Brean Murray Carret Group, Inc., Mr. Vega is deemed to be under control of the Brean Murray Carret Group, Inc. Mr. Vega holds a BS in accounting and an MBA from St. John's University.

     Jason Young. Mr. Young became a Director in October 2008, and he became Chairman of the Board and Chief Executive Officer of the Company in November 2008. Since 2005, Mr. Young has been a Managing Director at Quadrant Management, Inc., where he is responsible for making investments in US and emerging market companies, where he frequently serves in active Management or Director level roles. He has been an Investment Committee Member of the Carret Global India Fund of Hedge Funds since 2005. In 2008 Mr. Young became a member of the Investment Committee of the Vanterra Advantage Fund. From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. In 1999, he was an Analyst at Helicon Capital Management, a hedge fund and private equity investment firm. He holds a BA in International Economics from UCLA. Because of his employment with Quadrant Management, Inc., which is under common control with the Brean Murray Carret Group, Inc., Mr. Young is deemed to be under control of the Brean Murray Carret Group, Inc.

Required Vote

     The three director candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES NAMED ABOVE.

                 INFORMATION REGARDING OTHER EXECUTIVE OFFICERS

Other Executive Officers

     The following table sets forth with respect to each other executive officer, the officer's age, the officer's position(s) and office(s) with the Company, the expiration of his term as an officer and the period during which he has served.

                                                          Initial Date as
      Name         Age     Position with the Company          Officer
      ----         ---     -------------------------          -------

Steven C. Olson    52      Chief Technology Officer            2001

     Steven C. Olson. Mr. Olson serves as our Chief Technology Officer. Prior to joining the Company in August 2001, Mr. Olson was employed at Ball Aerospace for 14 years, including the last five years as Director of Engineering for Ball's Wireless Communications Solutions Division. In this capacity Mr. Olson led the development of new technologies, resulting in industry leading antenna solutions for the wireless communications market. Before the Ball Wireless Communications unit was formed, Mr. Olson developed Ball's high performance, low cost AirBASE(R) antenna technology, specifically for use in its future commercial wireless business. He received his Bachelors and Masters of Science degrees in Electrical Engineering from the University of Utah in 1984 and 1985, respectively.

     Mr. Olson serves at the pleasure of the Board of Directors. There are no family relationships among our officers and directors.

Board Meetings

     The Board of Directors met seven times during the fiscal year ended December 31, 2007, and each director participated in at least 75% of the meetings. The Board of Directors does not maintain a formal policy regarding the manner in which shareholders may communicate with the Board.

     The Company encourages each member of the Board of Directors to attend the Annual Meeting Of Shareholders, but does not require any member to do so. All four of the then-incumbent directors attended the Company's Annual Meeting of Shareholders for the fiscal year ended December 31, 2007, held on September 17, 2007, and all five of the then-incumbent directors attended the initial convening of this Annual Meeting of Shareholders on November 5, 2008.

Board Independence

     Mr. Nemeth qualifies as an "independent director" as defined under NASDAQ Marketplace Rule 4200. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to Mr. Nemeth that no relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, the Board reviewed and discussed information provided by Mr. Nemeth and by the Company with regard to Mr. Nemeth's business and personal activities as they may relate to us and our management. In addition, as required by NASDAQ rules, the Board determined that Mr. Nemeth, as a member of the Audit Committee, qualifies as "independent" under special standards established by NASDAQ and the SEC for members of audit committees. Messrs. Young and Vega are not deemed to be independent because each of them is employed by an entity that is under common control with the Brean Murray Carret Group, Inc., which is a control person of the Company.

Committees of the Board of Directors

     The Company has standing audit and compensation committees of the Board of Directors. The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be relegated to the full board.

Audit Committee

     The Company's audit committee (the "Audit Committee") currently consists of Viktor Nemeth, and the Company intends to appoint two additional independent directors to the Board who will also serve on the Audit Committee in the near future. The responsibilities of the Audit Committee include overseeing our financial reporting process, reporting the results of its activities to the Board of Directors, retaining and ensuring the independence of our auditors, approving services to be provided by our auditors, reviewing our periodic filings with the independent auditors prior to filing, and reviewing and responding to any matters raised by the independent auditors in their management letter. The Board of Directors intends to appoint one person to the Audit Committee who qualifies as an "audit committee financial expert," as that term is defined by the Securities and Exchange Commission, in the near future. The Audit Committee that existed during the fiscal year ended December 31, 2007 consisted of three independent directors, and it met one time during the fiscal year ended December 31, 2007. Our Board of Directors has adopted a written charter for the Audit Committee and will review and assess the adequacy of the audit committee charter annually.

Audit Committee Report

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to engage and discharge the Company's auditors. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent auditors included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company's independent accountants are in fact "independent."

     In this context, the Audit Committee has met and held discussions separately with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the

United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

     The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

     Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Company's Board of Directors in place at December 31, 2007:

                                               Sigmund A. Balaban, Chairman
                                               Robert E. Wade
                                               Donald A. Huebner

                                               December 31, 2007

Compensation Committee

     The Compensation Committee (the "Compensation Committee") of the Board of Directors currently consists of Viktor Nemeth, who is an independent director, and the Company intends, in the near future, to add at least one additional independent director to the Board who also will serve on the Compensation Committee. During the fiscal year ended December 31, 2007, the Board had a Compensation Committee consisting of three independent directors, and during the fiscal year ended December 31, 2007, the Compensation Committee met three times. The Compensation Committee is responsible for overseeing the Company's compensation programs and policies, and the Compensation Committee's processes and procedures for the consideration and determination of executive and director compensation is more fully discussed below under "Compensation Discussion and Analysis."

Nominating Committee:  Nominating Policies and Procedures

     The Company does not currently have a standing nominating committee of the Board of Directors because it believes that the nominating functions should be relegated to the full Board.

     On June 30, 2008 the Board of Directors amended and restated its Policies and Procedures for Nominations of Director Candidates (the "Nomination Policies"), which are attached hereto as Appendix B, that must be followed beginning on January 1, 2009. It is the policy of the Board of Directors that each candidate recommended for nomination and election to the Board (each, a "Nominee"), regardless of whether such Nominee is recommended by a shareholder of the Company, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

     In general, the Board believes that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the Securities Exchange Commission (the "SEC") and federal securities laws. The Board believes that Nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In evaluating the qualifications of the Nominees, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

     Unless and until otherwise subsequently determined by the Board, the number of directors of the Company at any time shall be the number of directors that the Board nominated for election at the most recently-held annual meeting of shareholders, increased by the number of directors, if any, that the Board appointed subsequent to the most recently-held annual meeting of shareholders and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held annual meeting of shareholders.

     The Board shall consider recommendations for Nominees to the Board from shareholders (an "Eligible Shareholder") holding a minimum of $2,000 in market value, or 1%, of the Company's voting common stock, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in the Nomination Policies. Nominees recommended by Eligible Shareholders (hereinafter referred to as "Shareholder Candidates") will be evaluated by the Board on the same basis as Nominees that may be identified by the Board, management or, if the Board permits, a search firm.

     For a Shareholder Candidate to be considered by the Board, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth in the Nomination Policies. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Wireless Solutions, Inc., Attn: Executive Vice-President, at the Company's principal offices at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660. The specific recommendations should include the information set forth in the Nomination Policies, which are attached hereto as Appendix B and incorporated herein by reference.

     For a Shareholder Candidate recommendation to be properly brought before the Board by an Eligible Shareholder, regardless of whether the Eligible Shareholder (i) is seeking to have the Shareholder Candidate included in the Company's proxy statement, (ii) intends to prepare and distribute its own proxy statement, or (iii) intends to nominate the Shareholder Candidate at a meeting, the Eligible Shareholder must submit the information and documentation described above for receipt by the Executive Vice-President of the Company in a timely manner, with "timely" determined as set forth in the next succeeding sentence herein. To be timely, an Eligible Shareholder's notice must be received at the Company's principal office not less than 120 calendar days before the date that the Company's proxy statement or notice thereof was first mailed to shareholders in connection with the previous year's annual meeting; provided, however, that in the event (i) the Company did not hold an annual meeting in the previous year, (ii) the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, or (iii) the meeting is a special meeting called in the manner set forth in the Company's bylaws, then notice by the Eligible Shareholder, to be timely, must be delivered to the Company not later than the 10th day following the day on which a public announcement of the date of such meeting is first made.

     The Chief Executive Officer of the Company will provide a copy of the Bylaws and/or the Nomination Policies upon a request in writing from the Eligible Shareholder.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Act of 1934, as amended (the "Exchange Act") requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. We believe that during the year ended December 31, 2007, our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making these statements, we have relied upon the written representation of our directors and officers and our review of the monthly statements of changes filed with us by our officers and directors.

Corporate Governance Documents

     On the Company's Corporate Governance web page at www.arcwireless.net/investor_relations, shareholders can see the Company's Audit Committee Charter, Compensation Committee Charter and Amended and Restated Code of Ethics for members of the Board of Directors, officers and employees. Copies of these documents, as well as additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, are available to shareholders without charge upon request to the Chief Executive Officer at the Company's principal address.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     This Compensation Discussion and Analysis addresses the aspects of our compensation programs as of December 31, 2007, and explains our compensation philosophy, policies and practices with respect to our named executive officers, including our chief executive officer, chief financial officer, executive vice-president and chief technology officer, which we collectively refer to as our named executive officers, or NEOs, as of December 31, 2007.

Oversight of Executive Compensation Program

     The Compensation Committee of our Board of Directors oversees our executive compensation programs. Each member of the Compensation Committee is an "independent director" as defined by the federal securities laws and in Rule 4200(a)(14) of the Nasdaq Stock Market, Inc. The Compensation Committee met three times during 2007, and works closely with executive management, primarily our chief executive officer ("CEO"), in assessing compensation levels. The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company. The Compensation Committee also administers the Company's compensation plans for executive officers and employees.

     The Compensation Committee regularly reviews the Company's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. Factors taken into account in assessing the compensation of individual officers include the officer's performance and contribution to the Company, experience, strategic impact, external equity or market value, internal equity or fairness, and retention priority. The various components of the compensation programs for executive officers are discussed below in Elements of Executive Compensation Program.

Objectives of Executive Compensation and What the Programs are Designed to
Reward

     The Company's executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executive officers and rewarding them for superior performance. Different programs are geared to short-term and longer-term performance with the goal of increasing stockholder value over the long term.

     We believe that the compensation of our executive officers should reflect their success in attaining key operating objectives, such as growth or maintenance of market position, development of new products and marketplaces, meeting established goals for operating earnings and earnings per share, maintenance and development of customer relationships and long-term competitive advantage. We also believe that executive compensation should reflect achievement of individual goals established for specific executive officers, as well as specific achievements by such individuals over the course of the year such as development of specific products or customer relationships or agreements or executing or integrating acquisitions and strategic arrangements. We believe that the performance of the executives in managing our Company, considered in light of general economic and specific Company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not generally be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives.

Compensation Consultants

     In determining competitive levels of compensation, the Compensation Committee considers publicly available information regarding the compensation of executive officers of other comparable U.S. investor-owned companies and information available from studies periodically performed by compensation consultants engaged by the Company. The Compensation Committee also considers recommendations made by the CEO regarding compensation for other NEOs and key employees.

Elements of Executive Compensation Program

     Compensation elements include:

     o    base salary;

     o    annual cash or equity incentive awards;

     o    long-term equity incentive compensation; and

     o    other health, welfare and pension benefits.

Base Salary

     Base salary is designed to provide competitive levels of base compensation to our executives based on their experience, duties and scope of responsibilities. We pay base salaries because it provides a base compensation that is required to recruit and retain executives of the quality that we must employ to ensure the success of our Company. Our executive base salaries are typically adjusted in accordance with the NEO's employment agreement on an annual basis.

Annual Cash or Equity Incentive Awards

     Annual incentive compensation is designed to provide competitive levels of compensation based on experience, duties and scope of responsibilities. Incentive awards are influenced by the Company's profitability and achievement of planned profitability, as well as other factors. The Compensation Committee uses the annual incentive compensation to motivate and reward the NEOs for the achievement and over-performance of our critical financial and strategic goals.

Long-Term Equity Incentive Compensation

     Long-term equity awards were granted to our executives from our 1997 Stock Option and Compensation Plan (the "1997 Plan"), until September 2007, when the shareholders of the Company approved the new 2007 Stock Incentive Plan (the "2007 Plan"). The Compensation Committee granted awards under the 1997 Plan and the 2007 Plan in order to align the interests of the NEOs with our stockholders, and to motivate and reward the NEOs to increase the stockholder value of the Company over the long-term. The Compensation Committee does not have a regular schedule for awarding equity-based compensation, and the timing of such awards is subject to the discretion of the Compensation Committee but generally is awarded as part of entering into employment agreements. We do not backdate options or grant options retroactively or stock options with a so-called "reload" feature. In addition, we do not plan to coordinate grants of options so that they are made before the announcement of favorable information, or after the announcement of unfavorable information. Compensation paid to each executive officer, including a stock bonus, was based on the Compensation Committee's review and consideration of aggregate levels of compensation paid to executives of comparable companies and the individual qualitative contributions and performance of each executive officer. In 2007, the Compensation Committee issued a stock option award of 40,000 shares to Steve C. Olson, our Chief Technology Officer.

Other Health, Welfare and Retirement Benefits

Health and Welfare Benefits

     All full-time employees, including our NEOs, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance. We provide these benefits to meet the health and welfare needs of employees and their families.

Retirement Benefits

     Our employees, including the NEOs, are eligible to participate in our 401(k) contributory defined contribution plan ("401(k) Plan"). Each employee may make before-tax contributions of up to 25% of their base salary up to current Internal Revenue Service limits. We provide this plan to help our employees save some amount of their cash compensation for retirement in a tax efficient manner. The Company may make discretionary matching contributions, however in 2006 the Company did not provide participants with a matching contribution. Commencing January 1, 2007, the Company amended its 401(k) Plan to make a Safe Harbor Contribution of 3% of a participant's cash compensation.

Pension Benefits and Nonqualified Deferred Compensation

     We do not currently provide pension arrangements or post-retirement health coverage for our executives or employees, although we may consider such benefits in the future. In addition, we do not provide any nonqualified defined contribution or other deferred compensation plans, although we may consider such benefits in the future.

Employment Agreements and Other Post-Employment Payments

     As of December 31, 2007, all of our NEOs were parties to employment agreements, which provided for salaries and certain bonus payments as well as rights to certain payments upon termination without cause. These employment agreements also have change of control provisions that would require payments in the event of termination of employment, which are described in greater detail below.

Tax Implications of Executive Compensation

     We do not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended, other than awards that may be made under the 2007 Plan; however, we may in the future decide to authorize other compensation in excess of the limits of Section 162(m) if we determine that such compensation is in the best interests of the Company. Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time-to-time.


Compensation Committee Report

     The Compensation Committee has reviewed and discussed the Compensation
Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's
Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

                                                      Chairman Robert E. Wade
                                                      Sigmund A. Balaban
                                                      Donald A. Huebner

                                                      December 31, 2007


                                              Summary Compensation Table for 2007

                                                                                               Change in
                                                                                             Pension Value
                                                                                                  and
                                                                                              Nonqualified
                                                                              Non-Equity        Deferred
                                                         Stock     Option    Incentive Plan   Compensation     All Other
  Name and Principal                 Salary    Bonus     Awards    Awards    Compensation       Earnings     Compensation     Total
      Position               Year     ($)       ($)     ($) (1)   ($) (1)         ($)             ($)             ($)          ($)
  ------------------         ----    ------    -----     ------    ------    ------------       --------     ------------     -----

Randall P. Marx,             2007    250,000   25,000       -        -             -               -             8,250       283,250
Former Chairman, Chief       2006    245,000        -       -        -             -               -                 -       245,000
Executive Officer,
Secretary (2)

Monty R. Lamirato,           2007    160,000        -       -        -             -               -             4,800       164,800
Chief Financial Officer,     2006    155,000        -       -        -             -               -                 -       155,000
Treasurer (3)

Steven C. Olson,             2007    200,000    7,500       -    6,000             -               -             6,225       219,725
Chief Technology Officer     2006    175,000        -       -        -             -               -                 -       175,000

Richard L. Anderson,         2007    120,000        -       -        -             -               -             3,750       123,750
Executive Vice President (4)

----------
(1)  The amounts in these columns reflect the dollar amounts recognized in each of 2007 and 2006 for financial statement reporting purposes in accordance with FAS 123R with respect to stock awards and stock options granted in each such year, and the dollar amount required to be recognized in each such year in accordance with FAS 123R. These options were granted pursuant to the 2007 Stock Incentive Plan described above.

(2)  Mr. Marx resigned from his position as Chairman of the Board on November
     12, 2008, and from his positions as Chief Executive Officer and Secretary on November 18, 2008. In connection with his resignation, Mr. Marx and the Company executed a separation agreement pursuant to which Mr. Marx will be paid $327,500 through December 31, 2009, and he will receive health benefits from the Company through December 31, 2009, as payment for all compensation and other benefits to which he otherwise would have been entitled under his January 31, 2008 employment agreement. Mr. Marx also agreed to provide telephonic consulting services to the Company.

                                       16

(3) Mr. Lamirato resigned from his positions as Chief Financial Officer and Treasurer of the Company on November 26, 2008. In connection with his resignation, Mr. Lamirato and the Company executed a separation agreement pursuant to which Mr. Lamirato will be paid $115,000 through May 26, 2009 for all compensation and benefits to which he otherwise would have been entitled under his November 7, 2007 employment agreement. Under the terms of this agreement, Mr. Lamirato agreed to provide reasonable consulting services to the Company through October 31, 2009.

(4) Mr. Anderson resigned from his position as Executive Vice President on November 26, 2008. In connection with his resignation, Mr. Anderson and the Company executed a separation agreement pursuant to which Mr. Anderson will be paid $120,000 through May 26, 2009, and he will receive health benefits from the Company through June 30, 2009, as payment for all compensation and other benefits to which he otherwise would have been entitled under his November 7, 2007 employment agreement. Mr. Anderson also agreed to provide reasonable consulting services to the Company through December 31, 2009.

                        Grants of Plan-Based Awards Table

                                                                            All Other    All Other
                                                                              Stock       Option
                                                                             Awards:      Awards:    Exercise
                                        Estimated Future Payouts Under      Number of    Number of   or Base
                                         Equity Incentive Plan Awards       Shares of   Securities   Price of    Grant Date
                                      ----------------------------------    Stock or    Underlying    Option     Fair Value
 Name and Principal                   Threshold      Target      Maximum      Units       Options     Awards     of Awards
      Position         Grant Date        ($)          ($)          ($)         (#)          (#)       ($/Sh)        ($)
 ------------------    ----------     ---------      ------      -------      -----       -------     ------     ---------

Randall P. Marx,
Former Chairman,
Chief Executive
Officer, Secretary (2)       -            -             -           -           -            -           -          -

Monty R. Lamirato,
Chief Financial
Officer, Treasurer (3)       -            -             -           -           -            -           -          -

Steven C. Olson,
Chief Technology
Officer                  9/21/07          -             -           -           -        40,000 (1)   $5.40      $134,000

----------
(1)  These options were granted pursuant to the 2007 Stock Incentive Plan.

(2)  Mr. Marx resigned from his position as Chairman of the Board on November
     12, 2008, and from his positions as Chief Executive Officer and Secretary on November 18, 2008.

(3) Mr. Lamirato resigned from his positions as Chief Financial Officer and Treasurer of the Company on November 26, 2008.

Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth information on outstanding option and stock awards held by the NEOs as of December 31, 2007, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.

                                       17

                                      Option Awards                                                 Stock Awards
    -----------------------------------------------------------------------------   ----------------------------------------------
     (a)           (b)            (c)            (d)          (e)          (f)         (g)         (h)         (i)         (j)
    ----       -----------   -------------     -------       -----     ----------   ----------  ----------  ----------  ----------
                                                                                                                         Equity
                                                                                                                        Incentive
                                                                                                             Equity       Plan
                                                                                                            Incentive    Awards:
                                                Equity                                                        Plan      Market or
                                              Incentive                                                      Awards:     Payout
                                                 Plan                                                       Number of   Value of
                                               Awards:                                           Market     Unearned    Unearned
                                              Number of                                         Value of     Shares,     Shares,
                Number of      Number of      Securities                            Number of   Shares or   Units or    Units or
                Securities     Securities     Underlying                            Shares or   Units of     Other       Other
                Underlying     Underlying    Unexercised    Option                  Units of      Stock      Rights      Rights
               Unexercised    Unexercised      Unearned    Exercise      Option       Stock     That Have   That Have   That Have
               Options (#)    Options (#)      Options       Price     Expiration   That Have   Not Vested     Not      Not Vested
    Name       Exercisable   Unexercisable       (#)          ($)         Date      Not Vested     ($)      Vested (#)     ($)
    ----       -----------   -------------     -------       -----     ----------   ----------  ----------  ----------  ----------

Randall P.
Marx (b)                -             -            -             -           -            -           -           -

Monty R.
Lamirato (c)            -             -            -             -           -            -           -           -

Steven C.
Olson           8,000 (a)      32,000 (a)          -         $5.40      9/21/2017         -           -           -

----------
(a)  These options were granted pursuant to the 2007 Stock Incentive Plan. The options vests at a rate of 20% per year with vesting dates of 12/31/07,
     12/31/08, 12/31/09, 12/31/10, 12/31/11. These total 40,000 options are reported in the Summary Compensation and the Grants of Plan Based Awards
     Tables.

(b)  Mr. Marx resigned from his position as Chairman of the Board on November
     12, 2008, and from his positions as Chief Executive Officer and Secretary on November 18, 2008.

(c) Mr. Lamirato resigned from his positions as Chief Financial Officer and Treasurer of the Company on November 26, 2008.

Director Compensation for the Year Ended December 31, 2007

     The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2007:




                                       18

                            Director Compensation for the Year Ended December 31, 2007

                                                                             Change in
                                                                           Pension Value
                                                                                and
                                                           Non-Equity      Nonqualified
                        Fees         Stock     Option    Incentive Plan      Deferred         All Other
                     Earned Cash    Awards     Awards     Compensation     Compensation      Compensation    Total
     Name (4)            ($)        ($) (2)    ($) (3)        ($)            Earnings            ($)          ($)
     --------        -----------    ------     ------     ------------     ------------      ------------    -----

Randall P. Marx (1)          -            -          -          -                 -                -
Sigmund A. Balaban      30,000            -      6,500          -                 -                -         36,500
Robert E. Wade           4,500       15,000      6,500          -                 -                -         26,000
Donald A. Huebner        7,750            -      4,900          -                 -                -         12,650

----------
(1)  Randall P. Marx was serving as the Company's Chairman of the Board, Chief
     Executive Officer and Secretary as of the fiscal year ended December 31,
     2007 and therefore did not receives any compensation for his services as a director. The compensation received by Mr. Marx as an employee of the
     Company is shown in the Summary Compensation Table.

(2) Reflects the dollar amount recognized and expensed for financial statement reporting purposes for the year ended December 31, 2007 in accordance with FAS 123R, and thus may include amounts from awards granted in and prior to 2007. For Mr. Wade, the amount represents the Director fees earned that were paid by issuance of common stock at fair market value rather than cash.

(3) Reflects the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with FAS 123R, and thus includes amounts from options granted in and prior to 2007. In
     2007, the fair value of the awards granted to each director was as follows:
     Sigmund A. Balaban: $4,400; Robert E. Wade: $4,400; Donald A Huebner:
     $6,500. For more information used in the calculations of these amounts, see
     Note 1 to our audited consolidated financial statements for the year ended
     December 31, 2007, included in our Form 10-K for the fiscal year ended
     December 31, 2007. As of December 31, 2007, each director had the following number of options outstanding: Sigmund A. Balaban: 4,500; Robert E. Wade:
     4,500; and Donald A. Huebner: 2,000.

(4) Each of Messrs. Marx, Balaban, Wade and Huebner resigned from their positions as directors on November 12, 2008.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was an officer or former officer of the Company or had any material relationship or transactions with the Company and no officer of the Company sits on the compensation committee or other body that has the power to establish the compensation of any member of the Compensation Committee.

2007 Stock Incentive Plan

     The following paragraphs provide a summary of the principal features of the 2007 Plan and its operation.

Shares Available for Issuance
-----------------------------

     The 2007 Plan provides that no more than 300,000 shares of our common stock may be issued for awards. If there is any change in the Company's common stock by reason of any stock exchange, merger, consolidation, reorganization,

                                       19

recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board, or any Option Committee, shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2007 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; (v) that are subject to any outstanding award; and
(vi) the price of each security.

     The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan.

Eligibility
-----------

     Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies.

Administration
--------------

     The 2007 Plan will be administered by the Option Committee, which shall consist of the Board or a committee of the Board as the Board may from time to time designate.

Types of Awards
---------------

     Stock Options. The Option Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Option Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Option Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

     Restricted Stock Awards. The Option Committee may grant awards of restricted stock under the 2007 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Option Committee. As a condition to a grant of an award of restricted stock, the Option Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2007 Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as restricted stock with respect to which such stock or other property has been distributed.

     Restricted Stock Unit Awards. The Option Committee may grant awards of Restricted Stock Units under the 2007 Plan. A "Restricted Stock Unit" is a grant valued in terms of common stock, but common stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company. Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Option Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Option Committee.

Amendment and Termination of the 2007 Plan
------------------------------------------

     The Board of Directors or the Option Committee may amend, alter or discontinue the 2007 Plan, except that if any applicable statute, rule or regulation requires shareholder approval with respect to any amendment of the 2007 Plan, then to the extent so required, shareholder approval will be obtained. No amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2007 Plan would terminate on August 2, 2017.

Federal Income Tax Consequences
-------------------------------

     The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2007 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this Proxy Statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2007 Plan.

     Nonqualified Stock Options. A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.

     Incentive Stock Options. A recipient will not have any income at the time an incentive stock option ("ISO") is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO or one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a "disqualifying disposition," and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

     Restricted Stock and Restricted Stock Units. With respect to a grant of restricted stock or Restricted Stock Units, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant later forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

     The Company generally will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.

     In 2007, options to purchase a total of 40,000 shares were granted to an officer at an exercise price of $5.40. No options were granted to directors in 2007 from this Plan.

1997 Stock Option and Compensation Plan
---------------------------------------

     In November 1997, the Board of Directors approved our 1997 Stock Option and Compensation Plan (the "Plan"). Pursuant to the Plan, options were authorized to be granted to purchase an aggregate of 100,000 shares of our common stock to key employees, directors and other persons who have or are contributing to our success. On November 9, 2004, the shareholders approved amendments to the 1997 Stock Option and Compensation Plan to allow for an aggregate of 200,000 options to be granted under "the Plan." The options granted pursuant to the Plan could have been incentive options qualifying for beneficial tax treatment for the recipient or they could have been non-qualified options. The Plan was administered by an option committee that determined the terms of the options subject to the requirements of the Plan, except that the option committee did not administer the Plan with respect to automatic grants of options to our directors who were not our employees. The option committee could have been the entire Board or a committee of the Board. The 1997 Stock Option and Compensation Plan expired in November 2007.

     Through May 24, 2000, directors who were not also our employees ("Outside Directors") automatically received options to purchase 5,000 shares pursuant to the Plan at the time of their election as an Outside Director. These Outside Director options were not exercisable at the time of grant. Options to purchase 1,000 shares became exercisable for each meeting of the Board of Directors attended by each Outside Director on or after the date of grant of the options to that Outside Director, but in no event earlier than six months following the date of grant. The exercise price for options granted to Outside Directors was equal to the closing price per share of our common stock on the date of grant. All options granted to Outside Directors expired five years after the date of grant. On the date that all of an Outside Director's options became exercisable, options to purchase an additional 5,000 shares, which were exercisable no earlier than six months from the date of grant, were automatically granted to that Outside Director. On May 24, 2000, the Board of Directors voted to (1) decrease the amount of options automatically granted to Outside Directors from 5,000 to 500 options, and (2) decrease the amount of exercisable options from 1,000 to 100 per meeting. The term of the Outside Director option granted in the future was lowered from five years to two years. The other terms of the Outside Director options did not change. On July 5, 2002, the Board of Directors voted to (1) increase the amount of options automatically granted to Outside Directors from 500 to 2,500 options, and (2) increase the amount of exercisable options from 100 to 500 per meeting. The other terms of the Outside Director options did not change.

     The Company granted a total of 7,500 options to Outside Directors under the Plan during 2007 at exercise prices ranging from $4.80 to $5.47 per share. The Company granted a total of 5,000 options to Outside Directors under the Plan during 2006 at an exercise price of $6.50 per share. The Company granted a total of 5,000 options to Outside Directors under the Plan during 2005 at exercise prices ranging from $5.50 to $7.50 per share.

     As of December 31, 2007, there were 11,000 exercisable options outstanding related to the grants to Outside Directors.

     In addition to Outside Directors grants, the Board of Directors may grant incentive options to our key employees pursuant to the Plan. In 2007 and 2006, the Board did not grant any options to employees under the Plan. In 2005, the Board granted a total of 2,000 options under the Plan to employees with an exercise price of $7.50.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements
------------------------------------------------------------------------

     The Company entered into an employment agreement with Randall P. Marx, the Company's Former Chief Executive Officer, effective as of January 31, 2008. Mr. Marx had served as the Company's Chief Executive Officer from November 1991 to July 2000 and from February 2001 to November 18, 2008. The employment agreement was recommended to the Board by the Compensation Committee. The agreement provided for annual compensation of $250,000 in 2007, $275,000 in 2008 and $300,000 in 2009, with 5% annual increases if the agreement was extended. The agreement could have been extended by mutual consent on an annual basis for 2010, 2011 and 2012. Mr. Marx received a bonus of $25,000 for 2007, and was eligible to receive a bonus in 2008 and subsequent years, ranging from $50,000 to $300,000, if certain net income goals were achieved.

     Effective November 1, 2007, the Company entered into a two-year employment agreement with Mr. Monty R. Lamirato, the Company's Former Chief Financial Officer. Mr. Lamirato served as the Company Chief Financial Officer from June 2001 to November 2008. The agreement provided for annual compensation of $165,000 in the first year and $175,000 in the second year. We previously entered into a written employment agreement with Mr. Lamirato, effective July 1, 2005 for the period July 1, 2005 through June 30, 2007, at an annual base salary of $155,000. In addition, Mr. Lamirato was eligible to earn a bonus of $15,000 in 2005 and 2006 if certain net profit goals are achieved. Mr. Lamirato did not earn a bonus for 2006 but earned a bonus of $15,000 for 2005.

     Effective November 1, 2007, the Company entered into a five-year employment agreement with Mr. Steven C. Olson, as President and Chief Technology Officer of the Company's Wireless Communications Solutions Division. Mr. Olson has been with the Company since 2001. The agreement provides for annual base compensation of $200,000 in 2007, increasing annually to $245,000 in 2011. Mr. Olson shall also be entitled to bonuses ranging from $5,000 to $100,000 annually contingent upon the Wireless Communications Solutions Division achieving certain net income targets. Mr. Olson earned a bonus of $7,500 for 2007. We previously entered into a written employment agreement with Mr. Olson, effective August 22, 2004. The employment agreement was for the period August 22, 2004 through August 22, 2007 at an annual base salary of $175,000. Mr. Olson also was eligible to earn bonuses, upon achieving certain gross margin objectives, over the term of the agreement. Mr. Olson did not receive a bonus in 2006, but earned a bonus of $49,000 in 2005. Mr. Olson also received options to purchase 10,000 shares of our common stock at a price of $6.00 per share from August 22, 2004 through August 22, 2007. Mr. Olson also received options to purchase 40,000 shares of our common stock on August 21, 2007. These options vest at a rate of 20% per year with vesting dates of 12/31/07, 12/31/08, 12/31/09, 12/31/10 and 12/31/11.

     Effective November 1, 2007, the Company entered into a three-year employment agreement with Mr. Richard L. Anderson, the Company's Former
Executive Vice President. Mr. Anderson worked with Company between 1994 and
2008. The agreement provided for annual compensation of $120,000.

     The following table shows the potential payments upon termination or a change of control of the Company for each of the named executive officers as of December 31, 2007.

           Scenario                     Mr. Marx   Mr. Lamirato   Mr. Olson   Mr. Anderson
           --------                     --------   ------------   ---------   ------------
If early retirement occurred                   -            -             -            -
If termination for cause occurred              -            -             -            -
If termination without cause occurred   $492,000     $124,000      $200,000     $150,000
If "change in control" occurred         $492,000     $248,000      $200,000     $120,000
If death or disability occurred                -            -             -            -

     Except as set forth in the table above, we have no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer's employment with us or from a change-in-control or a change in an executive officer's responsibilities following a change-in-control, except that the 2007 Stock Incentive Plan and 1997 Stock Option and Compensation Plan provides for vesting of all outstanding options in the event of the occurrence of a change-in-control.

Certain Transactions with Management and Principal Shareholders

     Except for the arrangements described elsewhere in this Proxy Statement, during fiscal year 2007 and during the interim period since the end of fiscal year 2007, there were no transactions between the Company and its directors, executive officers or known holders of greater than five percent of the Company's Common Stock in which the amount involved exceeded $120,000 and in which any of the foregoing persons had or will have a direct or indirect material interest.

       PROPOSAL NO. 2: TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP AS
                 THE COMPANY'S CERTIFIED INDEPENDENT ACCOUNTANTS

     The Board of Directors and its Audit Committee recommends that the shareholders vote in favor of ratifying the selection of the certified public accounting firm of HEIN + Associates LLP of Denver, Colorado as the auditors who will continue to audit financial statements, review tax returns, and perform other accounting and consulting services for the year ending December 31, 2008 or until the Board of Directors, in its discretion, replaces them. HEIN +
Associates LLP also audited our financial statements for the fiscal years ended
December 31, 2001, 2002, 2003, 2004, 2005, 2006 and 2007.

                                       24

     An affirmative vote of the plurality of shares represented at the meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes it is of sufficient importance to seek ratification. Whether the proposal is ratified or defeated, the Board of Directors may reconsider, at its discretion, its selection of HEIN + Associates LLP. We expect that one or more representatives of HEIN + Associates LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

Audit Fees

     The Audit Committee reviews and determines whether specific projects or expenditures with our independent registered public accounting firm (auditor), HEIN + Associates LLP potentially affect their independence. The Audit Committee's policy requires that all services the Company's independent registered public accounting firm (auditor) may provide to the Company, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee to obtain such approval. Any approval will be reported to the Audit Committee at its next scheduled meeting.

     The following table sets forth the aggregate fees billed to us by HEIN + Associates LLP for the years ended December 31, 2007 and 2006:

                                             2007              2006
                                             ----              ----
     Audit fees                           $ 78,000 (1)      $140,000 (1)
     Audit-related fees                       --   (2)          --   (2)
     Tax fees                             $ 22,000 (3)        14,000 (3)
     All other fees                           --                --
     Total audit and non-audit fees       $100,000          $154,000

----------
(1) Includes fees for professional services rendered for the audit of our annual financial statements and review of our Annual Report on Form 10-K for the year 2007 and 2006 and for reviews of the financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2007 and 2006 and related SEC registration statements.

(2) Includes fees billed for professional services rendered in fiscal 2007 and 2006, in connection with acquisition planning and due diligence.

(3) Includes fees billed for professional services rendered in fiscal 2007 and 2006, in connection with tax compliance (including U.S. federal and state returns) and tax consulting.

Financial Information Systems Design and Implementation Fees

     During fiscal year 2007, the aggregate fees billed for the professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by HEIN + Associates LLP for fiscal year 2007 totaled $78,000.

All Other Fees

     During fiscal year 2007, all other fees billed for services rendered by HEIN + Associates LLP (other than the services described above) totaled $22,000.

     The Board of Directors has considered whether the provision of the services covered in this section is compatible with maintaining HEIN + Associates LLP's independence and believes that it is.

Required Vote

     Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting. If the shareholders should not ratify the appointment of HEIN + Associates LLP, the Board will reconsider the appointment.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

                           PROPOSAL 3: OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                RESOLUTIONS PROPOSED BY INDIVIDUAL SHAREHOLDERS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of shareholders following the end of our 2008 fiscal year, proposals by individual shareholders must be received by us no later than June 10, 2009.

     In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority on any shareholder proposal presented at that meeting unless we are provided with notice of that proposal no later than July 24, 2009.

                      AVAILABILITY OF REPORTS ON FORM 10-K

     A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2007 has been sent to each shareholder in connection with this Proxy Statement. Upon written request, we will provide, without charge, a copy of our 2007 Form 10-K or other SEC filings to any shareholder of record, or to any shareholder who owns Common Stock listed in the name of a bank or broker as nominee, at the close of business on September 29, 2008. Any request for a copy of our 2007 Form 10-K or other SEC filings should be mailed to ARC Wireless Solutions, Inc., 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660, Attention: Investor Relations.

                           FORWARD-LOOKING STATEMENTS

     This proxy statement and materials delivered with this proxy statement include "forward-looking" statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including without limitation statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations ("Cautionary Statements") are disclosed in the "Forward-Looking Statements--Cautionary Statements" section of our Annual Report on Form 10-K for the year ended December 31, 2007. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

     This notice and proxy statement are sent by order of the Board of Directors.



Dated:  November 26, 2008                       Jason Young
                                                Chief Executive Officer

                                    * * * * *

                                   APPENDIX A
                                   ----------

PROXY                                                                      PROXY

                          ARC WIRELESS SOLUTIONS, INC.
     For the Reconvened Annual Meeting of Shareholders on December 16, 2008
               Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Jason Young as proxy with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of ARC Wireless Solutions, Inc. (the "Company") to be held at 10:00 a.m. (Denver, Colorado time) on December 16, 2008, at the offices of the Company, or any adjournments thereof, on the following matters:


     [X] Please mark votes as in this example.

     1. To elect the following three directors:

          Nominees: Viktor Nemeth, Marco Vega and Jason Young.

          FOR ALL NOMINEES [ ]

          WITHHELD AUTHORITY FOR ALL NOMINEES [ ]

          FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

     2. To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of HEIN + Associates LLP to serve as our certified independent accountants for the year ending December 31, 2008:

               [ ] FOR               [ ] AGAINST             [ ] ABSTAIN

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting:

               [ ] YES               [ ] NO                  [ ] ABSTAIN


                (Continued and to be signed on the reverse side)

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2 and 3. This proxy is solicited on behalf of the Board of Directors of ARC Wireless Solutions, Inc.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW      [ ]

                    Dated:     ________________________________

                    Signature: ________________________________


                    Signature: ________________________________
                               Signature if held jointly


                    (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.)

                                   APPENDIX B
                                   ----------


                          ARC WIRELESS SOLUTIONS, INC.
                     POLICIES AND PROCEDURES FOR NOMINATIONS
                             OF DIRECTOR CANDIDATES

                            Effective January 1, 2009
                            -------------------------

I.   All Nominations
--   ---------------

     It is the policy of the Board of Directors (the "Board") of ARC Wireless Solutions, Inc. (the "Corporation") that each candidate recommended for nomination and election to the Board (each, a "Nominee"), regardless of whether such Nominee is recommended by a shareholder of the Corporation, the Board or any other person, shall be approved by a majority of the independent directors of the Board.

     The Board believes that certain minimum qualifications must be met by each Nominee for the Board, as well as meeting the applicable independence standards required by the Securities Exchange Commission (the "SEC") and federal securities laws. The Board believes that Nominees must reflect a Board that is comprised of directors (i) a majority of whom are independent (as determined under the aforementioned SEC director qualification standards); (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit Board members. In evaluating the qualifications of the Nominees, the Board considers many factors, including issues of leadership ability, career success, character, judgment, independence, background, age, expertise, diversity and breadth of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers the suitability of each Nominee, including the current members of the Board, in light of the current size and composition of the Board.

     Unless and until otherwise subsequently determined by the Board, the number of directors of the Corporation at any time shall be the number of directors that the Board nominated for election at the most recently-held annual meeting of shareholders, increased by the number of directors, if any, that the Board appointed subsequent to the most recently-held annual meeting of shareholders and also increased by the number of directors, if any, whose term as a director did not expire at the most recently-held annual meeting of shareholders.

II.  Shareholder Nominations
---  -----------------------

     The Board shall consider recommendations for Nominees to the Board from shareholders (an "Eligible Shareholder") holding a minimum of $2,000 in market value, or 1%, of the Corporation's voting common stock, which stock is held through the date of the meeting electing directors, and which Eligible Shareholder complies with the nomination notice procedures set forth in these policies and the Corporation's Bylaws.

     Nominees recommended by Eligible Shareholders (hereinafter referred to as "Shareholder Candidates") will be evaluated by the Board on the same basis as Nominees that may be identified by the Board, management or, if the Board permits, a search firm. Such evaluation may, in the Board's discretion, include a review solely of information and documentation provided to the Board or may also include discussions with persons familiar with the Shareholder Candidate, an interview with the Shareholder Candidate or other actions that the Board deems proper. In evaluating and identifying Nominees, the Board has the authority to retain and terminate any third party search firm that is used to identify director Nominees and has the authority to approve the fees and retention terms of any such search firm.

     Shareholder Candidates who are recommended by an Eligible Shareholder at a time when there are no open positions on the Board and are considered qualified Nominees by the Board may be placed on the rolling list of Nominees for open Board positions maintained by the Board, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.

III. Procedures for Shareholders Regarding Nomination of Director Candidates
----------------------------------------------------------------------------

     For the Shareholder Candidate to be considered by the Board, regardless of whether the Eligible Shareholder (i) is seeking to have the Shareholder Candidate included in the Corporation's proxy statement, (ii) intends to prepare and distribute its own proxy statement, or (iii) intends to nominate the Shareholder Candidate at a meeting, the Eligible Shareholder and the Shareholder Candidate must comply with the procedures set forth herein.

     A. Recommendations for Shareholder Candidate(s) to the Board of Directors from an Eligible Shareholder must be directed in writing to ARC Wireless Solutions, Inc., Attn: Corporate Secretary, at the Corporation's principal offices at 10601 West 48th Avenue, I-70 Frontage Road North, Wheat Ridge, Colorado 80033-2660. Each such recommendation from an Eligible Shareholder shall include and set forth the following information regarding the Shareholder Candidate whom the Eligible Shareholder proposes to nominate for election as a director:

     1. the name, age, business address and residence address of such Shareholder Candidate;

     2.   the principal occupation or employment of the Shareholder Candidate;

     3. the class and number of shares of the Corporation's securities beneficially owned by such Shareholder Candidate, if any;

     4. detailed biographical data and qualifications and information regarding any relationships between the Shareholder Candidate and the Corporation within the last three years;

     5.   a statement signed by the Shareholder Candidate acknowledging that:

          (a) the Shareholder Candidate consents to being named in the Corporation's proxy materials, and, if elected, will serve as a director of the Corporation and will represent all shareholders of the Corporation in accordance with applicable laws and the Corporation's articles of incorporation and by-laws, as may be amended from time to time; and

          (b) the Shareholder Candidate, if elected, will comply with the Corporation's Amended and Restated Code of Ethics, any corporate governance guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

     6. a fully completed and signed Questionnaire for Directors and Officers on the Corporation's standard form and provide any additional information requested by the Board or the Corporation, including any information that would be required to be included in a proxy statement in which the Shareholder Candidate is named as a nominee for election as a director and information showing that the Shareholder Candidate meets the Board's qualifications for nomination as a director and for service on the Committees of the Board; and

     7. any other information relating to such Shareholder Candidate required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and the rules thereunder.

     B. The Eligible Shareholder submitting the recommendation must provide:

     1. the name and record address of the Eligible Shareholder and the class and number of shares of the Corporation's securities beneficially owned by the Eligible Shareholder;

     2.   any material interest of the Eligible Shareholder in such nomination;

     3. a description of all arrangements or understandings between the Eligible Shareholder making such nomination and the Shareholder Candidate and any other person or persons (naming such person or persons) pursuant to which the nomination is made by the Eligible Shareholder;

     4. a statement from the recommending Eligible Shareholder in support of the Shareholder Candidate and providing references for the Shareholder Candidate;

     5. a representation that such Eligible Shareholder intends to appear in person or by proxy at the annual meeting to nominate the Shareholder Candidate named in its recommendation; and

     6. any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the 1934 Act, in his/her capacity as a proponent to a shareholder proposal.

     In addition to the required information detailed above, a Shareholder Candidate must be available for interviews with members of the Board.

IV.  Timing of Shareholder Candidate Recommendations
---  -----------------------------------------------

     An Eligible Shareholder who wishes to recommend a Shareholder Candidate for election as a director, regardless of whether the Eligible Shareholder (i) is seeking to have the Shareholder Candidate included in the Corporation's proxy statement, (ii) intends to prepare and distribute its own proxy statement, or
(iii) intends to nominate the Shareholder Candidate at a meeting, must submit the information and documentation described above for receipt by the Secretary of the Corporation in a timely manner, with "timely" determined as set forth in the next succeeding sentence herein. To be timely, an Eligible Shareholder's notice must be received at the Corporation's principal office not less than 120 calendar days before the date that the Corporation's proxy statement or notice thereof was first mailed to shareholders in connection with the previous year's annual meeting; provided, however, that in the event (i) the Corporation did not hold an annual meeting in the previous year, (ii) the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, or (iii) the meeting is a special meeting called in the manner set forth in the Corporation's bylaws, then notice by the Eligible Shareholder, to be timely, must be delivered to the Corporation not later than the 10th day following the day on which a Public Announcement (defined in Article II Section 5 of the bylaws) of the date of such meeting is first made. The Secretary of the Corporation will provide a copy of the Bylaws and/or the Policies and Procedures for Shareholder Nominations of Director Candidates upon a request in writing from the Eligible Shareholder.

V.   Decisions by the Independent Directors
--   --------------------------------------

     The majority of the independent directors shall have final authority on determining the selection of director Nominees for nomination to the Board.

VI.  Modification of Policies and Procedures
---  ---------------------------------------

     The policies and procedures set forth herein may be modified at any time as may be determined by the Board and a majority of the independent directors.


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